Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.27
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FIFTH AMENDMENT TO
PRIVATE LABEL BANKING PROGRAM AGREEMENT

This SIXTH AMENDMENT TO THE PRIVATE LABEL BANKING PROGRAM
AGREEMENT, dated as of August 16, 2018, (the “Fifth Amendment Effective Date”) is by and between T-MOBILE USA, INC., a corporation organized and existing under the laws of Delaware, with offices located at 12920 SE 38th Street, Bellevue, Washington 98006-1250 (“Company”), and CUSTOMERS BANK, a Pennsylvania state-chartered banking institution with a mailing address of 99 Bridge Street, Phoenixville, Pennsylvania 19460 (“Bank”), and amends the Agreement (as defined below) (this “Fifth Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Bank and Company entered into that certain Private Label Banking Program Agreement, effective as of February 24, 2017, which sets forth each Party’s rights and responsibilities with respect to developing, marketing, and offering the Program (the “Agreement”);

WHEREAS, Bank and Company entered into that certain First Amendment to the Agreement, dated as of September 30, 2017, that certain Second Amendment to the Agreement, dated as of September 30, 2017, that certain Third Amendment to the Agreement, dated as of December 21, 2017, and that certain Fourth Amendment to the Agreement, dated as of [pending signature],in each case, to amend and/or set forth certain terms and conditions of the Agreement; and

WHEREAS, Bank and Company desire to enter into this Fifth Amendment to the Agreement to set forth terms and conditions to govern Bank’s provision of the T-Mobile MONEY marketing site.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	AMENDMENTS TO THE AGREEMENT

1.1    Exhibit D to the Agreement is hereby amended by adding, at the end thereof, the following new Section 13:

“13. T-Mobile MONEY Marketing Site. Bank will build, deploy, and operate the T- Mobile MONEY marketing site (the “TMM Site”) and will make the TMM Site available at t-mobilemoney.com in accordance with the requirements established by Company from time to time, the terms of this Agreement, and Schedule 13.”

1.2    The Agreement is hereby amended by inserting, after Exhibit D and any schedules thereto, the new Schedule 13 to Exhibit D attached hereto as Attachment 1.

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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2.	MISCELLANEOUS

2.1    Reaffirmation of Agreement. Except as expressly amended or modified by this Fifth Amendment, the Agreement shall remain unchanged and in full force and effect. The Parties acknowledge and agree that each Party shall be bound by and obligated to perform its respective obligations under the Agreement, as amended hereby, and that all references to the “Agreement” contained in the Agreement shall mean and include the Agreement, as amended by this Fifth Amendment.

2.2    Severability. If any provision of this Fifth Amendment is deemed by a court or Regulatory Authority of competent jurisdiction to be illegal, invalid, or unenforceable, then such provision shall be deemed to have been omitted from this Fifth Amendment and the remainder of this Fifth Amendment shall remain in full force and effect.

2.3    Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

[Signature page follows.]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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IN WITNESS WHEREOF, this Fifth Amendment is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above-written.

T-MOBILE USA, INC. (COMPANY)		CUSTOMERS BANK (CUBI)
By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	8/16/2018 | 8:57 PM PDT	Date:	08/16/2018

DocuSigned by:
T-Mobile Legal Approval By:
/s/ [***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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ATTACHMENT 1 TO THE FIFTH AMENDMENT

SCHEDULE 13 TO EXHIBIT D TMM SITE

1.Description of Services/Deliverables.
(a)    Generally. Bank will build, deploy, and operate the T-Mobile MONEY marketing site and will make such site available at t-mobilemoney.com (the “TMM Site”). The TMM Site will be hosted and managed through a content management system that will be mutually agreed to by both Parties (the “CMS”). Company will provide to Bank the proposed design and content of the TMM Site and Bank will build, deploy, and operate the TMM Site in accordance with such requirements. Bank will develop and maintain a content management process within the CMS to support, at a minimum, all of the content on the TMM Site. Bank acknowledges and agrees that the TMM Site, the CMS, and the TMM Site Deliverables (as defined below) contemplated by this Schedule 13 constitute Program Solutions under the Agreement and are subject to the terms and conditions of the Agreement, including Section 11 of Exhibit D to the Agreement.

(b)	Requirements and Criteria.
(i)    Marketing Materials. Bank will display pre-approved marketing materials on the TMM Site in the forms and formats approved by Company.
(ii)    Privacy Policy. Bank will deliver the TMM Site in compliance with Company’s then-current privacy policy (the “Company Privacy Policy”) and will ensure, at all times, that the TMM Site is operated in a manner that complies with the Company Privacy Policy.

(c)    Deliverables. In connection with the TMM Site, Bank will provide the deliverables set forth in this Section 1(c) (collectively, the “TMM Site Deliverables”). Bank acknowledges and agrees that:
(i)    Bank will provide at least [***] content pages with [***] different layouts displaying various marketing materials. Bank will build, deploy, and operate the TMM Site in accordance with Company’s proposed design and content, which TMM Site will be subject to Company’s final acceptance of the TMM Site.
(ii)    Bank will create a content workflow approval process in the CMS in accordance with the following steps/roles below:
(1)    Content author, which will be the individuals from Bank and Company with access to enter and edit content and pages on the TMM Site;
(2)    Marketing approver, which will be the individuals from the marketing departments of Bank and Company to approve or reject the content entered or edited on the TMM Site;
(3)    Legal approver, which will be the individuals from the legal departments of Bank and Company to approve the content on the TMM Site; and
(4)    Final publisher, which will be the individual that will cause the content to go live once each Party’s marketing and legal departments have approved the content.

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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The Parties agree that any content approval and revision process prior to the development of the CMS will be handled offline and that the workflow set forth in this Section 1(c)(ii) of this Schedule 13 only relates to the process applicable to the CMS.

(iii)	Bank will provide an out-of-the box log-in function from the CMS.
(iv)    Bank will develop a link from the TMM site to sign-up and secure banking login sites. At a later date, Bank will work with Company to deploy a JavaScript SDK or similar solution to enable full login functionality from the TMM site.
(v)    Bank will investigate a way to identify and track a new or returning user (and if possible, a returning customer) on the TMM site, within Bank’s acceptable information security practices. As needed, Bank will work with Company to deploy such a solution.
(vi)    Bank will develop [***] landing-page templates based on pre- approved landing-page templates received from Company for TMM Site marketing purposes. All completed landing-page templates will be subject to final acceptance by Company.
(vii)    Bank will implement Adobe Analytics Standard tracking for the entirety of the TMM Site and, subject to Bank’s agreements with Adobe, will provide user accounts to Company employees, upon request, to enable such employees to access the TMM Site reporting suites in the Adobe Analytics web portal.
(viii)    Bank will work with Company to track the journeys of end users from Company wireless digital properties to the TMM Site, to sign-up, and to banking solutions as part of Bank's existing reporting work stream. If Company’s desired tracking of the end-to-end journey cannot be entirely satisfied as part of Bank's existing reporting work stream, Bank will work with Company to deploy Company analytic tags to the TMM Site if it is technically feasible. The foregoing sentence only covers the Company wireless and TMM Site portion of this capability.
(ix)    Azure will provide hosting services for the TMM Site. Bank will be responsible for the direct relationship with Azure. Fees will be paid in accordance with Section 4(e) of this Schedule 13.
(x)    Bank will ensure that the architecture is deployed in order to scale and will ensure that disaster recovery, business resumption, and contingency plans, including redundancies, and a disaster recovery site in Azure central are in place. As the scope or capabilities change, this may impact platform pass-through costs for hardware, but the solution will be architected to be extendable with hardware for additional scale beyond the initial, three node set-up.
(xi)    Bank will provide a separate workflow from the TMM Site such that changes to the frequently asked questions (the “FAQs”) can be initiated by either Company or Bank. This workflow will be based on the permissions in the CMS and what elements a user may edit. Bank may not make any changes to the FAQs without Company’s prior written consent.
(xii)    Bank will provide management of and updates to the TMM Site, including any content changes and new pages that can be created using existing templates and modules provided during the initial implementation. This authoring work will follow the content approval work flow indicated above in Section 1(c)(ii) of this Schedule 13 with any prior effort to be done offline and outside the CMS. Only final approved content will be created in the CMS. Any new requests that require the creation of a new content model, component, or template in the CMS will require additional resourcing.

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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(xiii)    Bank will contract directly with Adobe to secure the use of the following products and services for the TMM Site:
(1)    Adobe Analytics Standard, which is the standard analytics package from Adobe.

(2)	Adobe Experience Manager (“AEM”) Assets, which is a digital
asset-management tool that is integrated with the Adobe Experience Manager platform and enables users to share and distribute digital assets. Users can manage, store, and access images, videos, documents, audio clips, and rich media for use on the web, in print, and for digital distribution.
(3)    AEM Sites, which is a web-content management platform for delivering digital, cross-channel customer experiences and provides an authoring environment with support for in-place editing, drag-and-drop page composition from a library of web components, and controls for search-engine optimization, scheduled delivery, and landing-page optimization.
(4)    AEM Sites, Opt ADDL Instances 1L, which is an additional publish instance for AEM as AEM On-Premise comes with One Publish and One Author.
(ix)Bank will ensure that the general management of the TMM Site, the CMS, the TMM Site Deliverables, and any infrastructure complies with all aspects of Section 11 of Exhibit D to the Agreement, including the provisions thereof related to maintenance, updates and upgrades, and service levels and support, and all aspects of Exhibit C. Without limiting the generality of the foregoing, Bank will ensure that it:
(1)    Conducts twenty-four (24) hours a day, seven (7) days a week monitoring and restarts (as necessary);

(2)	Performs regular backups on a daily basis and restorations (as necessary);

(3)	Obtains Company’s prior written consent and a written amendment to this Schedule 13 before proceeding with or otherwise implementing any major release of the CMS;

(4)	Reviews, on a monthly basis, utilization of capacity; and
(5)    Obtains Company’s prior written consent and a written amendment to this Schedule 13 before proceeding with or otherwise implementing any capacity increase beyond the capacity contemplated as of the go-live date if such capacity increase will require labor and additional infrastructure resources.
2.Other Responsibilities of Bank. Bank will provide a single point of contact and accountability from Bank to act as project manager (the “Bank SPOC”) to work with Company’s single point of contact or other designated representative of Company (the “Company Point of Contact”). The Bank SPOC must be senior level and must possess technical expertise to answer questions and act in a prompt and accurate manner.

3.	Company’s Responsibilities.
(a)    Company will provide the Company Point of Contact.

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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(b)    Company will provide input and feedback to Bank for Bank to comply with Company’s requirements and to drive continuous improvement.

(c)	Company will approve deployment of each release of the TMM Site.

4.	Miscellaneous.
(a)    Service Levels and Support. Bank will perform its obligations under this Schedule 13 in accordance with the Agreement, including Exhibit C of the Agreement and Section 11 of Exhibit D to the Agreement.
(b)    Transition Assistance. For the avoidance of doubt, Bank’s obligations with respect to the TMM Site and this Schedule 13 will be subject to the transition assistance provisions of the Agreement.
(c)    Project Managers. The following individuals will act as the Bank SPOC and the Company Point of Contact, as applicable, in connection with each Party’s performance of its obligations hereunder.

Bank SPOC	Company Point of Contact
[***]	[***]
99 Bridge Street, Phoenixville, Pennsylvania 19460	12920 SE 38th Street, Bellevue, Washington 98006-1350
[***]	[***]
[***]	[***]
(d)    Expenses. [***] will bear sole responsibility for all costs, expenses, and other amounts incurred in connection with this Schedule 13, except as otherwise set forth below or agreed in writing by [***].
(e)    Payment. [***].

Scope Item	Cost Type	Term	Price
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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[***]
[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

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